EXHIBIT 99.1

DOV Pharmaceutical, Inc.

                                    [GRAPHIC]

                             2nd Annual Science Day
                                  July 27, 2004
                         Millennium Broadway Hotel, NYC

Safe Harbor Statement                                   DOV Pharmaceutical, Inc.

This document contains forward-looking statements that involve significant risks and uncertainties, including those discussed below and described more fully in our annual report on Form 10-K and our quarterly report on Form 10-Q/A as filed with the Securities and Exchange Commission on March 15, 2004 and June 28, 2004, respectively. These statements reflect our current expectations concerning future events, and thus our actual results could differ materially from those anticipated in these forward-looking statements as a result of many factors. These factors include our ability to achieve and maintain profitability, the extent to which we collaborate with third parties on drug discovery and development activities, the ability of our collaborators and of DOV to meet drug development objectives tied to milestones and royalties and our ability to attract and retain experienced scientists and management. We undertake no duty and have no intention to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements or of anticipated or unanticipated events that alter any assumptions underlying such statements.

DOV Pharmaceutical, Inc.

                         GABA Receptor Modulator Program
                                    July 2004

                        Phil Skolnick, Ph.D., D.Sc. (hon)
                       Senior Vice President, Research and
                            Chief Scientific Officer

GABA(A) Modulators: Potential                           DOV Pharmaceutical, Inc.
Therapeutic Applications

      o     Anxiety Disorders (GAD, Panic, Phobias)

      o     Epilepsy

      o     Tinnitus

      o     Muscle Spasticity

      o     Insomina

      o     Amnestic (Pre-Anesthesia)

GABA(A) Receptor Modulator Program                      DOV Pharmaceutical, Inc.

      o Several distinct chemical genera have been targeted as novel, GABA(A) receptor modulators

            DOV 51,892 is the first of these molecules to reach clinical candidate status

      o Provisional patent applications encompassing two of these genera were filed in 1Q04

            -     DOV 51,892 is exemplified in one of these patent applications

DOV 51,892: Salient Features                            DOV Pharmaceutical, Inc.

      o     Non-benzodiazepine

      o Approximately twice as potent as Ocinaplon in both in vivo and in vitro tests predictive of an anxioselective

      o Orally active and more potent than Ocinaplon in anti-convulsant testing

      o     Not metabolized in vitro

Ocinaplon: Active in Vogel and                          DOV Pharmaceutical, Inc.
Elevated Plus Maze

                              [BAR CHARTS OMITTED]

DOV 51,892: Effects in TRC                              DOV Pharmaceutical, Inc.
(Vogel Test)

                        DOV 51,892: Active in Vogel Test

                               [BAR CHART OMITTED]

DOV 51,892: Effects in                                  DOV Pharmaceutical, Inc.
Elevated Plus Maze (EPM)

                               [BAR CHART OMITTED]

DOV 51,892: "Side Effect                                DOV Pharmaceutical, Inc.
Profile"

                              [LINE CHARTS OMITTED]

DOV 51,892 "Series"                                     DOV Pharmaceutical, Inc.

--------------------------------------------------------------------------------
                    Binding:        Anxiolytic Activity         Side Effects
                    Relative          (Conflict test,          (Grip Strength,
     DOV            Affinity           MED, mg/kg PO)          MED, mg/kg, PO)
================================================================================
   273,547               1                   6                      >100
  Ocinaplon
--------------------------------------------------------------------------------
    51892             2.12                   3                      >100
--------------------------------------------------------------------------------
    51897             1.22                 >12                      >24 IP
--------------------------------------------------------------------------------
    51902             1.67                 >12                      >24
--------------------------------------------------------------------------------
    51907             0.05                 >24 IP
--------------------------------------------------------------------------------
    51912             9.58                   1                  >12 (ongoing)
--------------------------------------------------------------------------------
    51917             0.87                  12                      >24
--------------------------------------------------------------------------------
    51922             0.35                   6                      >12
--------------------------------------------------------------------------------
    51927              4.0              In progress              In progress
--------------------------------------------------------------------------------
    51932             0.18                   N                        N
--------------------------------------------------------------------------------
    51937             0.68                   N                        N
--------------------------------------------------------------------------------
    51942             0.06                   N                        N
--------------------------------------------------------------------------------
    51947             0.96                   N                        N
--------------------------------------------------------------------------------

DOV Pharmaceutical, Inc.

                          DOV 102,677: A DAT Preferring
                               Reuptake Inhibitor
                                    July 2004

                        Phil Skolnick, Ph.D., D.Sc. (hon)
                       Senior Vice President, Research and
                            Chief Scientific Officer

DOV 102,677                                             DOV Pharmaceutical, Inc.

                                    [GRAPHIC]

               (-)-1-(3,4-dichlorophenyl)-azabicyclo[3.1.0] hexane

DOV 102,677                                             DOV Pharmaceutical, Inc.

                         DOV 102,677: Affinity for DATs

     -------------------------------------------------------------------
     Compound         hDAT, Binding     hSERT, Binding     hNET, Binding
     -------------------------------------------------------------------
     DOV 216,303      186+/-40          188+/-28           378+/-43
     -------------------------------------------------------------------
     DOV 102,677       222+/-43         740+/-140          1030+/-76
     -------------------------------------------------------------------
     DOV 21,947       213+/-56          99+/-16            262+/-41
     -------------------------------------------------------------------

Studies were performed in HEK 293 cells expressing the indicated human transporter proteins. [(125)I]RTI-55 was used to label transport proteins.

DOV 102,677:                                            DOV Pharmaceutical, Inc.
Antidepressant Profile

                             Effects of DOV 102,677
                           in the Rat Forced Swim Test

                               [BAR CHART OMITTED]

DOV 102,677:                                            DOV Pharmaceutical, Inc.
Antidepressant Profile

                         DOV 102,677 is Effective in the
                           Mouse Tail Suspension Test

                               [BAR CHART OMITTED]

DOV 102,677: Comparison with                            DOV Pharmaceutical, Inc.
methylphenidate (35 d old mice)

                               [BAR CHART OMITTED]

Potential Therapeutic                                   DOV Pharmaceutical, Inc.
Indications for a DPRI

      o     Depression/Anxiety

      o     ADHD

      o     Parkinson's Disease

      o     Substance Abuse

      o     Restless Leg Syndrome

      o     Obesity

DOV Pharmaceutical, Inc.

                            Product Development Plans
                                    July 2004

                               Warren Stern, Ph.D.
                     Senior Vice President, Drug Development

Status of Ocinaplon, a Nonsedating                      DOV Pharmaceutical, Inc.
Novel Anti-Anxiety Drug

      o 473 Subjects received Ocinaplon (up to 270 mg/day) in 11 prior trials

      o     Two Phase II placebo-controlled trials demonstrated marked efficacy

      o     Extensive animal toxicology testing has been completed

      o     Ocinaplon was placed on hold by the FDA in Oct. 2003

      o On June 25, 2004 DOV reached agreement with the FDA concerning the re-initiation of Phase III testing

Ocinaplon Study Design                                  DOV Pharmaceutical, Inc.

Study 011.  A Pivotal Efficacy and Safety Study of Ocinaplon in Outpatients
            with Generalized Anxiety Disorder

      o     373 Patients in 45 U.S. centers

      o Comparison of 60 mg/day Ocinaplon (bid dosing), 60 mg/day Ocinaplon (once daily) vs. placebo

      o 7-Day placebo lead-in, 28-day randomized double-blind comparison to placebo, 7-day placebo follow up

Ocinaplon Efficacy                                      DOV Pharmaceutical, Inc.

      Main Measures

      o     Hamilton Anxiety Rating Scale: Primary Endpoint

      o     Clinical Global, Patient Global, Patient-Self Rating Scale, HAMA
            Subscales

      Statistical Analyses

      o     Change from baseline at each week of dosing

Ocinaplon Safety                                        DOV Pharmaceutical, Inc.

      o Vital signs, physical exams, adverse events and clinical laboratory tests

      o     Enhanced level of monitoring of liver function tests

            >     Twice weekly measures

            >     Daily follow up if values become abnormal

            >     Consultation with liver expert (if abnormal)

      o     Review of ongoing laboratory results by data monitoring committee

      o     Independent statistical analyses of safety

      o     Study stopping rules

Ocinaplon Timelines                                     DOV Pharmaceutical, Inc.
2004 - 2005 Trials

Regulatory
--------------------------------------------------------------------------------
Meet with FDA to Review Ongoing Safety                                  2H05
Data and Discuss Scope of NDA Program
--------------------------------------------------------------------------------

Phase III Trials
--------------------------------------------------------------------------------
Initiate Study 011 (60 mg/day)                                          2H04

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Initiate Comparison of 3-dose Levels of                                 2H05
Ocinaplon
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Start Long-term Dosing                                                  2H05

--------------------------------------------------------------------------------

Phase I Trials
Repeat Dose Pharmacokinetics
Drug Metabolism Study

Bicifadine Overview                                     DOV Pharmaceutical, Inc.

               Status of Bicifadine, a Novel Non-Opiate Analgesic

      o     Initial NDA indications:

                  Acute post-surgical pain and chronic lower back pain

      o     Novel mechanism of action:

                  Non-opiate and not anti-inflammatory

      o Completed 8 Phase I studies, 15 Phase II studies and 1 Phase III study with over 1500 subjects receiving Bicifadine

      o Animal safety program, largely completed; carcinogenicity studies (ongoing)

      o Two single-dose, placebo-controlled dental-pain model studies completed; significant dose-dependent effects at 200-600 mg Bicifadine relative to placebo

Bicifadine Regulatory                                   DOV Pharmaceutical, Inc.

                        End of Phase II Meeting with FDA

      o     Provided direction in absence of guidelines

      o     No concerns with preclinical and clinical safety data

      o Acute pain: pivotal trials in 3 pain additional models, one replication

      o Chronic back pain: two 90-day, double-blind, placebo-controlled, dose-response studies

      o     Safety

            >     100 patients for 1 year, 300 patients for 6 months

            >     2-year animal carcinogenicity (ongoing)

Bicifadine Development Timelines                        DOV Pharmaceutical, Inc.

                               [BAR CHART OMITTED]

Bicifadine Bunionectomy                                 DOV Pharmaceutical, Inc.
Study

                    Design of Pivotal Study 008-Post Surgical
                             Bunionectomy Pain Model

      o Double-blind, randomized comparison of Bicifadine vs. placebo w/ tramadol as active control

      o Bicifadine dosing: loading dose of 400 mg, 8 hours later patients are randomized to 200, 300 or 400 mg tid of Bicifadine

      o     N=90 per treatment group (5 x 90=450 patients), 3 U.S. centers

      o     Main efficacy measure: Visual Analog Scale ratings of pain intensity

      o Safety measures: adverse events, vital signs, ECG, clinical labs, discontinuation effects

Bicifadine Back Pain Study                              DOV Pharmaceutical, Inc.

               Design of Pivotal Study 020-Chronic Lower Back Pain

      o Double-blind, randomized comparison of 3 months of dosing with 3 dose levels of Bicifadine vs. placebo

      o     Bicifadine dosing at 200, 300 and 400 mg bid

      o     600 patients to be enrolled (4 x 150=600), 40-50 U.S. centers

      o     Efficacy: pain on study visit dates

      o Safety measures: adverse events, vital signs, ECG, physical, clinical labs, drug discontinuation events

      o Eligible to rollover to long-term treatment with Bicifadine (up to 12 months)

Bicifadine Long-Term Dosing                             DOV Pharmaceutical, Inc.

                           Design of Long-Term Safety
                        Study 022-Chronic Lower Back Pain

      o Partially blinded evaluation of up to 1000 patients treated with Bicifadine at doses from 200 mg bid to 400 mg bid for up to 1 year

      o     Safety-control group of patients who receive treadle

      o Patients who rollover from either of 2 pivotal Phase III studies or new patients receiving Bicifadine 400 mg bid

      o     Efficacy: Visual Analog Scale ratings of pain

      o Safety: adverse events, vital signs, ECG and clinical laboratory tests, drug discontinuation

Bicifadine Phase I Studies                              DOV Pharmaceutical, Inc.

                         Phase I Studies To Be Conducted

      2004

      o     Bioequivalence for new manufacturer and dosage strength

      o     Drug interactions

      o     Elderly pharmacokinetics

      2005

      o     Hepatic and renally-impaired subjects

      o     Abuse liability assessment in drug abusers

      o     Morphine interaction

      o     NSAID interaction

      o     Metabolism

      2006

      o     Effects on cognition/driving

      o     Other drug interaction studies

DOV 21,947 Antidepressant                               DOV Pharmaceutical, Inc.

                 Status of DOV 21,947: Triple Reuptake Inhibitor
                                 Antidepressant

                        4 Phase I studies completed

                        o     Single rising dose

                        o     10-day repeat dose

                        o     Food effect

                        o     Gender effect

                        IND Active in June 2004

DOV 21,947 Antidepressant                               DOV Pharmaceutical, Inc.

          Phase II Placebo-Controlled, Double-Blind Efficacy Study 006
             In 356 Depressed Outpatients To Be Initiated in 4Q2004

            o 10, 25, or 50 mg bid/day of DOV 21,947 or placebo for 8 weeks; 15-20 U.S. centers

            o Efficacy: HAMD supplemented by CGI, Patient Self-Rating Scales, MADRS, Pain Measures and QOL Scales

            o Safety: adverse events, sexual side effects, vital signs, physical, ECG, clinical labs

DOV 216,303 Antidepressant                              DOV Pharmaceutical, Inc.

                             Status of DOV 216,303:
                    Triple Reuptake Inhibitor Antidepressant

      o     Two Phase I studies completed

            >     S0ingle Dose

            >     10-day Repeat Dose

      o     One Phase II trial completed in 67 depressed patients in Germany

            > 2-week double-blind comparison of 50 mg bid vs. citalopram (Celexa) 20 mg bid

            >     Results to be unblinded by the end of 3Q04

DOV Diltiazem Product                                   DOV Pharmaceutical, Inc.
Concept

               PK Profile of 240mg DOV Diltiazem vs. 240mg Tiazac

                              [LINE CHART OMITTED]

                   4 Phase I Pharmacokinetic Studies Conducted

DOV Diltiazem Regulatory                                DOV Pharmaceutical, Inc.

                      DOV Diltiazem Activities in 2004/2005

      o July 2004 End of Phase II meeting with FDA to discuss NDA development plan

      o     Reached agreement with FDA on the following:

            >     No new preclinical safety studies

            > Clinical program consisting of several trials that DOV can accomplish by end of 2005

DOV Diltiazem Timelines                                 DOV Pharmaceutical, Inc.

                                           2004              2005
                                       ------------------------------------
     Activities                          Q3    Q4    Q1    Q2    Q3    Q4
     ----------------------------------------------------------------------
     Select Final Formulation from
     Contract Manufacturer                     X
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     Initiate Scale Up Mnufacture
     of Product Dosage Strengths                     X
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     File IND                                        X
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     Conduct Pharmacokinetic Studies                 X     X     X
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     Conduct Phase III Program                       X     X     X     X
     ----------------------------------------------------------------------

DOV Pharmaceutical, Inc.

                      Overview of DOV's Strategy for Market
                                   Exclusivity
                                    July 2004

                               Arnold Lippa, Ph.D.
                      President and Chief Executive Officer

The Art of Market Protection                            DOV Pharmaceutical, Inc.

                         Maintaining Market Exclusivity

                  o     Government Approved Monopoly

                  o     Patents

                  o     Trade Secrets

The Art of Market Protection                            DOV Pharmaceutical, Inc.

                         Maintaining Market Exclusivity

                  o     Government Approved Monopoly

                        U.S. - Waxman-Hatch Act - up to 5 years of market exclusivity for new chemical entity and 3 years for new formulation

                        EU - up to 10 years of market exclusivity for new chemical entity

                        Japan - up to 15 years of market exclusivity for new chemical entity

The Art of Market Protection                            DOV Pharmaceutical, Inc.

                         Maintaining Market Exclusivity

                  o     Government Approved Monopoly

                  o     Patents

                        Composition of Matter

                        Process

                        Method of Use

DOV Pharmaceutical, Inc.

                                 Jeffrey J. King
                                     Partner
                           Graybeal Jackson Haley LLP

Overview of Presentation                                DOV Pharmaceutical, Inc.

      o     FDA rule changes/Hatch-Waxman developments

      o     Strength/enforceability of "later-listed" patents

      o     Assessment of DOV patent strategy

Provisions of Hatch-Waxman Act                          DOV Pharmaceutical, Inc.

      o     5 yrs. Market Exclusivity for NCEs

      o     Patent Term Extensions

      o     Automatic 30-Month Stay of ANDA Approvals

Remedies for Drug Innovators                            DOV Pharmaceutical, Inc.

      o     Patent term extension (not covered here)

      o     ANDA triggers 271(e)(2) infringement right of action

      o     Automatic 30 month stay of ANDA approval

Particulars of Orange Book Listing                      DOV Pharmaceutical, Inc.

      o NDA applicant or holder must submit patents covering drug, formulations and approved uses

      o Must submit declaration attesting that patent covers drug, formulation or approved use

Details of New FDA Regulations                          DOV Pharmaceutical, Inc.

      o     Only one 30-month stay of generic drug application

      o     No listing for patents on intermediates, metabolites, packaging

      o     No supplemental notice required for later-listed patents

      o Requires more detailed Orange Book listing (type of patent/product novelty/approved use)

      o Requires listing for polymorphs of active ingredients (supported by test data showing bioequivalence)

Implications For Off-Patent                             DOV Pharmaceutical, Inc.
Drug Patent Strategies

      o     30-Month stay remains effective administrative tool

      o     Preserves most types of later-listed patents for Orange Book

      o     Increases emphasis on post-ANDA patent enforcement (civil)

      o Moderately increases Orange Book listing burden (patent characterization; test data showing polymorph equivalence; listing required to preserve treble damages)

Types of Later-Listed Patents                           DOV Pharmaceutical, Inc.

      o     Formulations

      o     Structural Variants/Polymorphs

      o     Therapeutic/Prophylactic Uses

      o     Delivery (Route/Mode/Pharmacology)

      o     Process/Product-By-Process

Formulation Claims                                      DOV Pharmaceutical, Inc.

      o     Enhance stability/shelf-life

      o     Improve bioavailability/in vivo stability

      o Modify pharmacokinetics/pharmacodynamics (Tmax, clearance, extended release)

      o     Target delivery (e.g., to CNS)

      o     Combine with other active agents for indicated use

      o     Combine with proprietary carrier, vehicle, active agent

Claims Directed to Structural Variants                  DOV Pharmaceutical, Inc.

      o     New, related compounds (e.g., protein isoforms)

      o     Modified or derivative compounds (e.g., stable complexes)

      o     Polymorphs (crystal variants, hydrates, solvates, amorphous forms)

Claims Directed to New                                  DOV Pharmaceutical, Inc.
Uses/Methods

      o     New therapeutic or prophylactic indication

      o     New delivery route (e.g., IN, IP, TD)

      o     New delivery mode (e.g., targeted, PK or PD profile)

      o     Diagnostic methods

      o Drug screening/Rational drug design (e.g., using 3D coordinates, IR spectra)

Process and Product-By Process Claims                   DOV Pharmaceutical, Inc.

      o     Economy of manufacturing

      o     Use of novel reagents/intermediates

      o     Predictability of process/product

      o     Yield/purity/form of end-product

Requirements for Patentability                          DOV Pharmaceutical, Inc.

      o     Utility

      o     Novelty

      o     Nonobviousness/Unexpected Results

      o     Description/Enablement

Overview of DOV Patent Landscape                        DOV Pharmaceutical, Inc.

      o     Ocinaplon

      o     Uptake Inhibitors (e.g., DOV 216,303)

      o     Bicifadine

Bicifadine - Patent Status                              DOV Pharmaceutical, Inc.

                        Summary of DOV's Patent Landscape

                              Ocinaplon          Bicifadine         DOV 216,303       DOV 21,947

Composition of Matter                                                                 DOV 102,677

---------------------------------------------------------------------------------------------------
    Chemical                  Expired            Expired            Expired           Issued (2021)
    Composition
    -----------------------------------------------------------------------------------------------
    3 Dimensional             In Preparation     Filed/Pending          ---                 ---
    Structure
    -----------------------------------------------------------------------------------------------
    Complex                   Filed/Pending      Filed/Pending
    Mixture/Formulation                          In Preparation         ---                 ---
---------------------------------------------------------------------------------------------------
Process                       Issued (2007)      In Preparation         ---           Issued (2021)
                              Filed
---------------------------------------------------------------------------------------------------
Use                           Filed/Pending      Expired            Expired           Issued (2021)
                                                 In Preparation     Issued (2018)
---------------------------------------------------------------------------------------------------

3 Dimensional Structure                                 DOV Pharmaceutical, Inc.

    [PICTURE]                       [PICTURE]                     [PICTURE]
     Form A                          Form B                        Form C

3 Dimensional Structure                                 DOV Pharmaceutical, Inc.

                            POLYMORPHS OF BICIFADINE

                                INTERCONVERSION
       [PICTURE]                --------------->              [PICTURE]

        Form A                                                 Form B
        Plates                                                 Blades

                                                   Thermodynamically more stable
                                                   form

U.S. Patent Application 10/702,397                      DOV Pharmaceutical, Inc.
for Bicifadine Polymorph B

      o     Filed November 5, 2003

      o Claim 1: Bicifadine polymorph B, with dependent claims to IR spectrum/X-ray diffraction

      o     Claim 6: Method of producing polymorph B

      o     Claim 14: Pharmaceutical composition (poly-B)

      o     Claim 18: Method for reducing pain (poly-B)

Overview of SmithKline v. Apotex Case                   DOV Pharmaceutical, Inc.

      o     Patent on anhydrous form of Paxil expired

      o     Apotex filed Paragraph IV cert. on anhydrous form

      o SmithKline asserted patent on hemihydrous form (argued hemi-form inherently present by conversion)

      o     District court relied on "detectable" "commercial" levels

      o Fed. Cir. reversed, but held patent invalid by on-sale bar (experimental use not exemption for product claimed only in structural terms)